Exhibit 10.10.1

RESTATED AMENDMENT AGREEMENT
This Amendment Agreement (this “Amendment Agreement”) dated as of May 7, 2012, is by and between Regeneron Pharmaceuticals, Inc., a corporation organized and existing under the laws of the State of New York and having its principal office at 777 Old Saw Mill River Road, Tarrytown, New York 10591 (“Regeneron”), and Bayer Healthcare LLC, a limited liability company having a principal place of business at 511 Benedict Avenue, Tarrytown, NY 10591 (“Company”).

INTRODUCTION

WHEREAS, Regeneron and BHC are Parties to a License and Collaboration Agreement, having an effective date of October 18, 2006, as amended on May 7, 2012 (the “LCA”); and

WHEREAS, Regeneron and BHC have mutually determined that, during the term of the Co-Promotion and Distribution Agreement, by and between Bayer Yakuhin, Ltd. (“BYL”), an Affiliate of BHC, and Santen Pharmaceutical Co., Ltd. (“Santen”), dated of even date herewith (the “Santen Co-Promotion Agreement”) which is being executed and delivered concurrently with the execution and delivery of this Amendment, Licensed Products will be Commercialized in Japan pursuant to the Santen Co-Promotion Agreement.

WHEREAS, in connection with, and as a condition to Regeneron consenting to the Commercialization of Licensed Products in Japan pursuant to, the Santen Co-Promotion Agreement, this Amendment Agreement is being entered into to amend and supplement the LCA to (a) convert the financial arrangements with respect to the Commercialization of Licensed Products in Japan from a profit split as provided in the LCA to a purchase price adjustment payable by Bayer to Regeneron (subject to reversion to a profit split under certain circumstances), and (b) reflect the agreements among Company, BYL and Regeneron regarding the Commercialization of Licensed Products in Japan , including, in particular, the financial, governance and reporting provisions of the LCA with respect to Japan.

NOW, THEREFORE, in consideration of the foregoing, and the mutual promises and obligations set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, hereby agree as follows:

1.
Existing Definitions. Capitalized terms used in this Amendment Agreement which are not defined herein and are defined in the LCA shall have the meanings ascribed to them in the LCA. Capitalized terms used in this Amendment Agreement which are not defined herein and are not defined in the LCA shall have the meanings ascribed to them in the Santen Co-Promotion Agreement and such definitions are hereby deemed incorporated by reference into Article I of the LCA.

2.	New Definitions. Article 1 of the LCA is hereby amended to add the following definitions:

(a)	“[****]” shall mean [****].

(b)	“Amendment Agreement” shall mean this Amendment Agreement, as it may be amended from time to time.

(c)	“Bayer Market Net Sales” shall mean Net Sales in Japan calculated in accordance with the definition of Net Sales set forth in Article I of the LCA.

(d)	“Bayer Sales” shall mean the number of units of Licensed Product sold by Bayer to Santen during the respective Quarter multiplied by [****] and multiplied by [****].

(e)	“BYL” shall mean Bayer Yakuhin Ltd., an Affiliate of Company.

(f)	“Japan Profit Share” shall have the meaning, and shall be calculated as, set forth in Schedule 2, Section I.B.

(g)	“Japan Purchase Price Adjustment” shall have the meaning, and shall be calculated as, set forth in Schedule 2, Section I.A.

(h)	“Japan Shared Promotion Expenses” shall have the meaning set forth in Schedule 2, Section I.B.(i).

(i)	“Santen” shall mean Santen Pharmaceutical Co., Ltd., a Japanese corporation having its principal place of business at 3-9-19, Shimoshinjo, Higashiyodogawa-ku, Osaka 533-8651, Japan.

(j)
“Santen Change of Control” shall mean any of the following events: (a) Company or any of its Affiliates, alone or together, acquire(s) shares of capital stock of Santen representing a majority of the total voting power represented by all classes of capital stock then outstanding of Santen normally entitled to vote in the election of members of the board of directors (or analogous governing body) of Santen; (b) Santen consolidates with or merges with or into Company or any of its Affiliates; or (c) Santen conveys, transfers or leases all or substantially all of its assets to Company or any of its Affiliates.

(k)
“Santen Co-Promotion Agreement” shall mean the Co-Promotion and Distribution Agreement dated of even date herewith by and between BYL and Santen, as amended from time to time in accordance with the terms thereof and with the consent of Regeneron if required pursuant to the Amendment Agreement.

(l)
“Santen Market Net Sales” shall mean the number of units of Licensed Product sold by Santen to wholesalers or other Third Parties during the respective Quarter multiplied by [****] and multiplied by[****].

3.	Amended Definitions. The following definitions in Article I of or elsewhere in the LCA are hereby amended as follows:

(a)	References in the LCA to “Agreement” shall mean the LCA, as amended by this Amendment Agreement.

(b)
“Consolidated Payment Report”. The definition of “Consolidated Payment Report” set forth in Article I of the LCA is amended by adding the following sentence at the end thereof: "In addition, the Consolidated Payment Report shall also include for such Quarter (i) if the Santen Co-Promotion Agreement is in effect and the Japan Purchase Price Adjustment is applicable for such Quarter and, in accordance with Schedule 2, is calculated based on Santen Market Net Sales, (A) Santen Market Net Sales, (B) the applicable NHI Price and (C) unit sales of the Licensed Product in Japan, (ii) if the Japan Purchase Price Adjustment is applicable for such Quarter and is calculated based on Bayer Market Net Sales in accordance with Schedule 2, Bayer Market Net Sales, and (iii) if the Santen Co-Promotion Agreement is in effect and the Japan Profit Share is applicable for such Quarter, (A) Bayer Sales, (B) COGS applicable to Bayer Sales and (C) Japan Shared Promotion Expenses incurred by BYL (following reconciliation with Santen) and by Regeneron, if any."

(c)
“Net Sales”. The definition of “Net Sales” set forth in Article I of the LCA is amended by adding the following sentence at the end thereof: “So long as the Santen Co-Promotion Agreement remains in effect, Net Sales excludes sales of Licensed Products in the Field in Japan.”

(d)
“Shared Promotion Expenses”. The definition of “Shared Promotion Expenses” in Article I of the LCA is amended by adding the following sentence at the end thereof: “So long as the Santen Co-Promotion Agreement is in effect, Shared Promotion Expenses excludes any of the items listed in this definition to the extent related to the Commercialization of Licensed Products in Japan.”

4.
Schedule 2. Schedule 2 of the LCA is deleted in its entirety and replaced with the Amended and Restated Schedule 2 attached to this Amendment Agreement, and all references to Schedule 2 in this Amendment Agreement, or in the LCA from and after the date of this Amendment Agreement, refer to such Amended and Restated Schedule 2.

5.
Regeneron Consent to Sublicense Grant. Regeneron hereby expressly agrees and consents for the Initial Term to a sublicense by BHC to BYL of BHC’s rights under the Regeneron Intellectual Property granted by Regeneron to BHC pursuant to the LCA, provided such sublicense is in compliance with Section 4.3 of the LCA unless agreed in writing by Regeneron with BHC, and to BYL’s further sublicense of such rights to Santen, to the extent that they comprise Licensed Intellectual Property, pursuant to the terms of the Santen Co-Promotion Agreement, provided that such agreement and consent shall not alter or affect in any manner BHC’s obligations or Regeneron’s rights under the

LCA which shall remain in full force and effect, including without limitation under such Section 4.3.

6.
Commercialization Governance. For so long as the Santen Co-Promotion Agreement remains in effect, all management and governance of the Commercialization efforts for the Licensed Product in Japan shall be determined under the LCA as if such efforts were conducted by Company alone (it being understood that for so long as the Santen Co-Promotion Agreement remains in effect, Company may fulfill its obligations under the first two sentences of Section 6.6 and Section 6.7 of the LCA through Santen), except that Regeneron shall not participate in the Joint Steering Committee (as defined in the Santen Co-Promotion Agreement) for Japan. For the avoidance of doubt, Company must still prepare and present to the JCC the Country Commercialization Plan for Japan in accordance with Section 6.3 of the LCA. If the Santen Co-Promotion Agreement is no longer in effect, this Section 6 of this Amendment shall have no further force or effect and the management and governance of the Commercialization efforts for the Licensed Product in Japan shall again be governed by and subject to the LCA in all respects. Company shall provide to Regeneron, within ten (10) Business Days of receipt, all reports and information provided to BYL or Company under Section 3.3 of the Santen Co-Promotion Agreement. Notwithstanding anything to the contrary in this Section 6, Company shall provide, or shall cause BYL to provide, to Regeneron such other reports and information required to be provided under the LCA in the form required by the LCA.

7.
Section 9.3(f). Section 9.3(f) of the LCA is amended by adding the following at the end thereof: “provided, that if the Santen Co-Promotion Agreement is in effect and the Japan Profit Share is applicable, within forty-five (45) days following the end of each Quarter commencing after the First Commercial Sale in Japan (or such earlier agreed upon calendar Quarter, if appropriate), each Party that has (or whose Affiliate has) incurred Japan Shared Promotion Expenses in that Quarter shall deliver electronically to the other Party a written report setting forth in reasonable detail the Japan Shared Promotion Expenses incurred by that Party or its Affiliates in such Quarter”.

8.
Section 9.3(g). Section 9.3(g) of the LCA is amended by adding immediately after the words “for such Quarter” the following: “and, if the Santen Co-Promotion Agreement is in effect and the Japan Profit Share is applicable, Company shall deliver electronically to Regeneron a written report setting forth (i) COGS applicable to Bayer Sales and (ii) COGS incurred by Company or its Affiliates applicable to Net Sales in the Territory excluding Japan”.

9.
Section 11.6. Section 11.6 of the LCA is amended by adding the following at the end of the first sentence of such Section (after the word “materials” and before the period): “;and provided further that if including Regeneron’s name with equal prominence on materials exclusively related to each Licensed Product in the Field as provided above is prohibited under applicable Laws, Company will use Commercially Reasonable Efforts to include, to the extent permitted by applicable Laws, a reference to Regeneron and its contribution to such Licensed Product (e.g., ‘EYLEA was jointly developed by Regeneron and Bayer HealthCare’).

10.
Calculation of the Japan Profit Split. Unless the Japan Profit Share is applicable as provided in Section 11 or Section 12 of this Amendment Agreement, the Japan Profit Split (as defined in Schedule 2, Section I.) shall be calculated as the Japan Purchase Price Adjustment, as defined in and in accordance with Schedule 2, Section I.A.

11.
Bayer Renegotiation Option. If the actual [****] in a given calendar year is less than [****] of the Assumed [****] for such calendar year as set forth in the table in Schedule 2A attached to this Amendment Agreement, either Party may request in writing that the Japan Purchase Price Adjustment set forth in Schedule 2, Section I.A., be renegotiated to reflect the changed circumstances and to restore the economic basis of such financial arrangements. The Parties agree to renegotiate in good faith for thirty (30) days following the written request by a Party for renegotiation of such Japan Purchase Price Adjustment pursuant to this Section 11. If the Parties do not reach written agreement on adjustments to the Japan Purchase Price Adjustment within such thirty (30)- day period, the Japan Profit Split (as defined in Schedule 2, Section I.) shall thereafter be the Japan Profit Share, as defined in and calculated in accordance with Schedule 2, Section I.B., beginning in the next calendar Quarter commencing on or after the expiration of the thirty (30)-day period referenced above in this Section 11.

12.
Launch Delay Option. In the event that the First Commercial Sale of a Licensed Product in Japan occurs after [****], either Party may request in writing that the schedule of annual Baseline A Santen Market Net Sales forth in Schedule 2, Section I.A., and, if the delay materially adversely affects the economic basis of the financial arrangements regarding the Commercialization of Licensed Products in Japan provided for in this Amendment Agreement (including Schedule 2), the Japan Purchase Price Adjustment, be renegotiated to reflect the delayed launch date and to restore the economic basis of such financial arrangements. The Parties agree to renegotiate in good faith for thirty (30) days following such a written request. If the Parties do not reach written agreement on a revised schedule of Baseline A Santen Market Net Sales and, if applicable, revised Japan Purchase Price Adjustment, within such thirty (30)-day period, the Japan Profit Split (as defined in Schedule 2, Section I.) shall thereafter be the Japan Profit Share, as defined in and calculated in accordance with Schedule 2, Section I.B., beginning in the next calendar Quarter commencing on or after the expiration of the thirty (30)-day period referenced above in this Section 12. If the schedule of Baseline A Santen Market Net Sales is adjusted, the schedule of Baseline B and Baseline C Santen Market Net Sales will also be adjusted proportionately.

13.	[****].
Beginning with the first commercial sale in Japan of [****], Company shall pay to Regeneron a royalty of [****] of Net Sales [****] in Japan (calculated consistent with Section 1.65 of the LCA) until the earlier of: (i) the expiration or termination of the Santen Co-Promotion Agreement, or (ii) a Santen Change of Control. [****].

14.
Calculation of Sales Milestones Payments. For so long as the Santen Co-Promotion Agreement is in effect, Santen Market Net Sales shall be added to Net Sales in calculating aggregate Net Sales for purposes of determining the achievement of the sales milestone events described on Schedule 3 to the LCA. If the Santen Co-Promotion Agreement is no longer in effect, Bayer Market Net Sales shall be utilized in calculating aggregate Net Sales for such purposes.

15.	Restrictions on BYL Actions under Santen Co-Promotion Agreement.

(a)
Company will not, and will ensure that BYL does not, without Regeneron's prior written consent (such consent regarding subparagraphs (ii) and (iv) below not to be unreasonably withheld, delayed or conditioned):

(i)
Agree to any amendment or modification of, waive or fail to enforce any material rights or grant any consent or approval under (including without limitation to permit Santen to conduct any Non-Approval Trial related to the Licensed Product in Japan), extend the Initial Term of, or terminate in part, the Santen Co-Promotion Agreement;

(ii)	Agree to or permit any Public Relations Activity related to the Licensed Product in Japan;

(iii)	Agree to or permit any reduction in the Minimum Audited Detail, or any downward revision in the Market Share Target percentage;

(iv)	Enter into or thereafter amend any of the agreements referred to in Section 6.2 or 7.13 of the Santen Co-Promotion Agreement;

(v)
Accept Santen's rejection of any delivery of Licensed Product if such rejection is based on actions or omissions of Regeneron in connection with the Manufacture of such Licensed Product, unless Regeneron has confirmed in writing the basis for such rejection in its reasonable judgment prior to such acceptance. For the avoidance of doubt, neither Santen nor BYL shall be required to introduce to the market or keep on the market any Licensed Product that they have tendered for rejection;

(vi)
Resolve or agree to resolve any dispute under the Santen Co-Promotion Agreement if such resolution would diminish the economic benefit reasonably expected to accrue to Regeneron pursuant to the Japan Purchase Price Adjustment or Japan Profit Split, as applicable, or would adversely affect the Collaboration in the Territory outside Japan; or

(vii)	Agree, pursuant to Section 7.11 of the Santen Co-Promotion Agreement, on an extension of the Minimum Remaining Shelf-Life of the Licensed Product to be delivered to Santen.

(b)
If BYL is entitled to terminate the Santen Co-Promotion Agreement, Company and BYL will consult with Regeneron regarding the advisability of such termination, but BYL will have the ultimate decision on whether to terminate. Upon such termination, the Existing LCA, as amended by this Amendment Agreement, will govern Commercialization of the Licensed Product in Japan.

(c)
For so long as the Santen Co-Promotion Agreement is in effect, Company will not and will ensure that BYL does not make any sales of Licensed Products in Japan. The foregoing does not apply to sales of Licensed Product by Company or BYL to Santen as contemplated by the Santen Co-Promotion Agreement, or any other Commercialization activities expressly provided in the Santen Co-Promotion Agreement to be performed by Company or BYL.

16.
Supply Chain. Notwithstanding the obligations set forth in the Santen Co-Promotion Agreement, Company and BYL will maintain a minimum inventory of [****] of work-in-process inventory of Licensed Product allocated for Japan for the first [****] following the First Commercial Sale in Japan, and thereafter, a minimum inventory of [****] of work-in-process inventory of Licensed Product allocated for Japan. The foregoing requirements shall be reviewed by the parties in good faith if [****]. For purposes of this paragraph 16, “work in progress inventory” shall mean Licensed Product in vials or syringes prior to labeling or blistering, filled vials or syringes of Licensed Product that are labeled or blistered prior to sterilization, or sterilized and filled vials or blisters of Licensed Product that are labeled or blistered prior to packaging.

17.
Public Announcement. The Company and Regeneron will mutually agree upon the contents of any press release regarding the Santen Co-Promotion Agreement and this Amendment Agreement. Any other press release or public announcement concerning the Santen Co-Promotion Agreement or this Amendment Agreement shall be governed by Section 16.4 of the LCA. To the extent that a Party concludes in good faith that it is or may be required to file or register this Amendment Agreement or a notification thereof with any Governmental Authority in accordance with applicable Laws, such Party may do so subject to the provisions of Sections 16.4 and 20.8 of the LCA.

18.
Continuing Effect. Except as specifically modified by this Amendment Agreement, all of the provisions of the LCA are hereby ratified and confirmed to be in full force and effect, and shall remain in full force and effect.

19.
Company Representation; Performance by BYL. Company hereby represents and warrants to Regeneron that neither Company, BYL nor any of their Affiliates doing business principally in Japan has any current or planned agreement, arrangement or understanding with Santen or any of its Affiliates, other than the Santen Co-Promotion Agreement. Company shall cause BYL to perform all its obligations under the Santen Co-Promotion Agreement and will notify Regeneron if it or any of its Affiliates enters into any such agreement, arrangement or understanding with Santen or any of its Affiliates, other than the Santen Co-Promotion Agreement. For the avoidance of doubt, the foregoing representation and warranty, and the requirement to notify Regeneron, does not apply to agreements, such as routine Confidentiality Agreements, Material Transfer Agreements or the like, that do not relate to new business opportunities that have not been disclosed to Regeneron.

20.
No Offset. For the avoidance of doubt, Bayer will have no right to offset the Japan Purchase Price Adjustment with any Bayer COGS, Shared Promotion Expenses or Japan Shared Promotion Expenses, as defined in Schedule 2, Section I.B.(i).

21.
Entire Agreement; Successors and Assigns. The LCA, this Amendment Agreement, and any written agreements executed by both Parties pertaining to the subject matter therein or herein, contain the complete understanding and entire agreement of the Parties hereto with respect to subject matter hereof and thereof and said documents supersede all prior understandings and agreements, whether written or oral, relating to the subject matter hereof and thereof. This Amendment Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors and permitted assigns.

22.	Headings. Headings in this Amendment Agreement are for convenience of reference only and shall not be considered in construing this Amendment Agreement.

23.
Counterparts. This Amendment Agreement may be executed in counterparts and by facsimile signatures, each of which shall be deemed an original, and shall become a binding agreement when one or more counterparts have been signed by each Party and delivered to the other Party.

24.
Miscellaneous. The provisions of Section 20.1 of the LCA shall apply, mutatis mutandis, to this Amendment Agreement. If there is a direct conflict between the provisions of the LCA and this Amendment Agreement, this Amendment Agreement shall govern. This Amendment Agreement may be amended only by a writing executed by an authorized representative of each of the Parties.

[Signatures appear on following page]

IN WITNESS WHEREOF, each of the Parties has caused this Amendment to be executed as of the date hereof by a duly authorized corporate officer.

BAYER HEALTHCARE LLC

By:     /s/ R. Scott Meece
Name:     R. Scott Meece
Title:     General Counsel, Senior Vice President and     Secretary

Date:    December 30, 2014

REGENERON PHARMACEUTICALS, INC.

By:    /s/ Murray A. Goldberg
Name:    Murray A. Goldberg
Title:    Senior Vice President

Date:    December 30, 2014

AMENDED AND RESTATED SCHEDULE 2

Quarterly True-Up

At the end of each Quarter, the Parties will calculate the net payment one Party shall be required to make to the other Party (the “Quarterly True-Up”) equal to (a) the Territory Profit Split for such Quarter (as set forth in Part I), plus (b) the Regeneron Reimbursement Amount for such Quarter (as set forth in Part II), plus or minus (c) the Global True-Up (as set forth in Part III), minus (d) the Global Development Balance Payment (commencing in the Quarter of the First Commercial Sale in a Major Market Country) (as set forth in Part IV). In the event that the Quarterly True-Up is an amount greater than zero, such amount shall be payable by Company to Regeneron in accordance with the terms set forth in Article 9. In the event that the Quarterly True-Up is an amount less than zero, the absolute value of such amount shall be payable by Regeneron to Company in accordance with the terms set forth in Article 9. An example of the Quarterly True-Up is shown in Part V.

I. TERRITORY PROFIT SPLIT
The “Territory Profit Split” shall mean the sum of fifty percent (50%) of Territory Profits in the Quarter plus the Japan Profit Split in the Quarter. “Territory Profits” shall mean aggregate Net Sales in the Territory, excluding Japan, in the Quarter less the sum of aggregate COGS and aggregate Shared Promotion Expenses incurred by both Parties in the Territory, excluding Japan, in the Quarter.

The “Japan Profit Split” shall equal the US Dollar equivalent (calculated in accordance with Section 9.6) of (a) either (i) the Japan Purchase Price Adjustment, as defined below, or (ii) the Japan Profit Share, as defined below, as applicable for such Quarter, plus (b) the Regeneron Detail Default Payment, if any. The “Regeneron Detail Default Payment” shall equal [****] of the Detail Default Payment paid by Santen to the BYL in a Quarter, if any.

An example of a calculation of the Territory Profit Split in a Quarter would be:

	Aggregate	Company	Regeneron

Net Sales in the Territory*	1000	1000

COGS*	(50)	(50)	0

Shared Promotion Expenses*	(350)	(300)	(50)

Territory Profits	600
50% of Territory Profits	300
Japan Profit Split	100
Territory Profit Split	400

* Excluding Japan

A.	JAPAN PURCHASE PRICE ADJUSTMENT
The Japan Purchase Price Adjustment mechanism shall always apply unless the Parties cannot reach agreement for adjustments pursuant to paragraphs 9 and 10, in which case the Japan Profit Share will apply.
For each calendar year through December 31, 2021 that the Santen Co-Promotion Agreement is in effect, the “Japan Purchase Price Adjustment” shall equal the sum of (i) 33.5% of Santen Market Net Sales up to Baseline A Santen Market Net Sales for such year, (ii) [****] of Santen Market Net Sales in excess of Baseline A Santen Market Net Sales up to Baseline B Santen Market Net Sales for such year, (iii) [****] of Santen Market Net Sales in excess of Baseline B Santen Market Net Sales up to Baseline C Santen Market Net Sales for such year, and (iv) 40.0% of Santen Market Net Sales in excess of Baseline C Santen Market Net Sales.
For each calendar year through [****] that the Santen Co-Promotion Agreement is not in effect, the Japan Purchase Price Adjustment shall equal [****] of Bayer Market Net Sales.
From and after a Santen Change of Control, and in any event after [****], the Japan Purchase Price Adjustment shall equal [****] of Bayer Market Net Sales.
Baseline A Santen Market Net Sales, Baseline B Santen Market Net Sales, and Baseline C Santen Market Net Sales are set forth below:

Santen Market Net Sales (in millions of Yen)
Year	Baseline A	Baseline B (=[****] of Baseline A)	Baseline C (=[****] of Baseline A)
2012	[****]	[****]	[****]
2013	[****]	[****]	[****]
2014	[****]	[****]	[****]
2015	[****]	[****]	[****]
2016	[****]	[****]	[****]
2017	[****]	[****]	[****]
2018	[****]	[****]	[****]
2019	[****]	[****]	[****]
2020	[****]	[****]	[****]
2021	[****]	[****]	[****]
When the Santen Co-Promotion Agreement is in effect, the Japan Purchase Price Adjustment for a Quarter shall be calculated based on Santen Market Net Sales in such Quarter using a rate(s) based on aggregate year-to-date Santen Market Net Sales in accordance with the formula set forth above.

A series of examples of the calculation of the Japan Purchase Price Adjustment is set forth below:
[****]

B. JAPAN PROFIT SHARE
The Japan Profit Share applies only if the Parties cannot reach agreement for adjustments pursuant to paragraphs 11 and 12, otherwise the Japan Purchase Price Adjustment mechanism will apply.
Japan Profit Share – Santen Co-Promotion Agreement in Effect

If the Santen Co-Promotion Agreement is in effect, the “Japan Profit Share” shall equal fifty percent (50%) of Japan Profits in the Quarter. “Japan Profits” for this Paragraph (i) shall mean Bayer Sales in the Quarter less the sum of COGS applicable to Bayer Sales and Japan Shared Promotion Expenses incurred by BYL (following reconciliation with Santen) (and Regeneron, if any) in Japan in the Quarter. “Japan Shared Promotion Expenses” shall mean the sum of (a) Promotional Expenses (as defined in the Santen Co-Promotion Agreement) and (b) [****] of the Promotion Fee (as defined in the Santen Co-Promotion Agreement). The other [****] of the Promotion Fee will be borne by the Company and will not be included as a part of the calculation of Japan Profits.

Japan Profit Share – Santen Co-Promotion Agreement Not in Effect and no Japan Purchase Price Adjustment payable

If the Santen Co-Promotion Agreement is not in effect, the “Japan Profit Share” shall equal fifty percent (50%) of Japan Profits in the Quarter. “Japan Profits” for this Paragraph (ii) shall mean Bayer Market Net Sales in the Quarter less the sum of COGS applicable to Bayer Market Net Sales and Shared Promotion Expenses incurred by BYL (and Regeneron, if any) in Japan in the Quarter.

II. REGENERON REIMBURSEMENT AMOUNT
The “Regeneron Reimbursement Amount” for a Quarter shall mean (a) Shared Promotion Expenses incurred by Regeneron in the Quarter (if any), plus (b) Commercial Supply Costs incurred by Regeneron in the Quarter (if any), plus (c) Development Costs incurred by Regeneron under the Territory Development Plan in the Quarter (if any).

An example of a calculation of the Regeneron Reimbursement Amount in a Quarter would be:

Regeneron Shared Promotion Expenses    50

Regeneron Commercial Supply Costs    10

Regeneron Development Costs under Territory Development Plan    5

Regeneron Reimbursement Amount    65

III. GLOBAL TRUE-UP

The “Global True-Up” for a Quarter shall mean (a) fifty percent (50%) of the sum of (i) aggregate Development Costs incurred by both Parties under the Global Development Plan in the Quarter and (ii) aggregate Other Shared Expenses incurred by both Parties in the Quarter, minus (b) one hundred percent (100%) of the sum of (i) Development Costs incurred by Company under the Global Development Plan in the Quarter and (ii) Other Shared Expenses incurred by Company during the Quarter. If the Global True-Up is a positive number, it shall be added in the calculation of the Quarterly True-Up and, if it is a negative number, the absolute value of such amount shall be subtracted in the calculation of the Quarterly True-Up.

An example of a calculation of the Global True-Up in a Quarter would be:

	Aggregate	Company	Regeneron	Global True-Up
Development Costs under Global Development Plan	80	30	50
Other Shared Expenses	40	35	5
Total	120	65	55	(5)

IV. GLOBAL DEVELOPMENT BALANCE PAYMENT

The “Global Development Balance” for a Quarter shall mean (a) twenty-five percent (25%) of the aggregate amount of Development Costs incurred by both Parties under the Global Development Plan from January 1, 2007 through the close of such Quarter ([****]), plus (b) fifty percent (50%) of the aggregate amount of Development Costs incurred by both Parties under the Territory Development Plan from the Effective Date through the close of such Quarter ([****]), less (c) the aggregate amount of Global Development Balance Payments included in the calculation of the Quarterly True-Up in all prior Quarters. On the date of the First Commercial Sale in Japan, if the Japan Purchase Price Adjustment mechanism is applicable, the Global Development Balance shall never include Pre-Launch Marketing Expenses relating to Japan.

The “Global Development Balance Payment” shall mean, [****]

An example of a calculation of the Global Development Balance Payment in a Quarter would be:

Territory Profit Split	400
Global Development Balance	200
[****]	[****]
Global Development Balance Payment	[****]

V. EXAMPLE OF QUARTERLY TRUE-UP

An example of a calculation of the Quarterly True-up in a Quarter would be:

Territory Profit Split	400
Regeneron Reimbursement Amount	65
Global True-Up	(5)
[****]	[****]
Quarterly True-up	[****]

In this example, Company would pay Regeneron [****] in accordance with the terms set forth in Article 9.

SCHEDULE 2A

Assumed [****] by Year in Yen

Year	Assumed [****]
2012	[****]
2013	[****]
2014	[****]
2015	[****]
2016	[****]
2017	[****]
2018	[****]
2019	[****]
2020	[****]
2021	[****]
2022	[****]
2023	[****]
2024	[****]
2025	[****]
2026 and thereafter	[****]